As filed with the Securities and Exchange Commission on July 18, 2017

Registration No. 333-206535

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 3

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BRISTOW GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	72-0679819
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2103 City West Blvd.

4th Floor

Houston, Texas 77042

(713) 267-7600

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

David C. Searle

Interim General Counsel and Corporate Secretary

2103 City West Blvd.

4th Floor

Houston, Texas 77042

(713) 267-7600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

John D. Geddes

Andrew J. Ericksen

Baker Botts L.L.P.

910 Louisiana

Houston, Texas 77002

(713) 229-1234

Exact Name of Additional Registrants	Jurisdiction of Incorporation/ Organization	I.R.S. Employer Identification Number
Bristow U.S. LLC	Louisiana	72-1412904
Bristow Alaska Inc.	Alaska	92-0048121
Bristow Helicopters Inc.	Delaware	72-0679819
BHNA Holdings Inc.	Delaware	45-5478862
Bristow Academy, Inc.	California	68-0123083
Bristow U.S. Leasing LLC	Delaware	81-3962451

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-206535) of Bristow Group Inc. (the “Registrant”), originally filed on August 24, 2015 and as thereafter amended by Post-Effective Amendment No. 1 thereto filed on May 23, 2017 and Post-Effective Amendment No. 2 thereto filed on May 23, 2017 (the “Registration Statement”), is being filed as an exhibit-only filing to file an updated consent of KPMG LLP, filed herewith as Exhibit 23.1. Accordingly, this Post-Effective Amendment No. 3 consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, the exhibit index and the consent filed herewith as Exhibit 23.1. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

1

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

			Incorporated by Reference to
	Exhibits		Registration or File Number	Form or Report	Date	Exhibit Number
(3)	Articles of Incorporation and By-laws

	(1)	Delaware Restated Certificate of Incorporation for Bristow Group Inc. dated August 2, 2007	001-31617	10-Q	August 2, 2007	3(1)

	(2)	Amended and Restated By-laws for Bristow Group Inc.	001-31617	8-K	March 10, 2014	3.1

	(3)	Articles of Organization of Air Logistics, L.L.C., dated October 6, 1997	333-107148	S-4	July 18, 2003	3.12

	(4)	Articles of Amendment to Articles of Organization of Air Logistics, L.L.C., dated January 13, 2010 (changing name to Bristow U.S. LLC)	333-183816	S-3	September 11, 2012	3.4

	(5)	Amended and Restated Operating Agreement of Bristow U.S. LLC, dated January 13, 2010	333-183816	S-3	September 11, 2012	3.5

	(6)	Articles of Incorporation of Air Logistics of Alaska, Inc., dated November 29, 1974, as amended	333-107148	S-4	July 18, 2003	3.14

	(7)	Articles of Amendment to Articles of Incorporation of Air Logistics of Alaska, Inc., dated February 8, 2010 (changing name to Bristow Alaska Inc.)	333-183816	S-3	September 11, 2012	3.7

	(8)	Bylaws of Air Logistics of Alaska, Inc., dated January 2, 1975	333-107148	S-4	July 18, 2003	3.15

	(9)	Certificate of Incorporation of Airlog International, Ltd. dated July 13, 2002	333-147690	S-4	November 28, 2007	3.7

	(10)	Certificate of Amendment to Certificate of Incorporation of Airlog International, Ltd., dated January 20, 2010 (changing name to Bristow Helicopters Inc.)	333-183816	S-3	September 11, 2012	3.10

	(11)	Bylaws of Bristow Helicopters Inc., dated November 3, 2010	333-206535	S-3	August 24, 2015	3.11

	(12)	Certificate of Incorporation of BHNA Holdings Inc., dated May 23, 2012	333-183816	S-3	September 11, 2012	3.12

	(13)	Bylaws of BHNA Holdings Inc.	333-183816	S-3	September 11, 2012	3.13

	(14)*	Articles of Incorporation of Helicopter Adventures, Inc., dated February 26, 1987

	(15)*	Certificate of Amendment of Articles of Incorporation of Helicopter Adventures, Inc., dated May 6, 1988

	(16)*	Certificate of Amendment of Articles of Incorporation of Helicopter Adventures, Inc., dated April 26, 2007 (changing name to Bristow Academy, Inc.)

	(17)*	Bylaws of Helicopter Adventures, Inc.

Incorporated by Reference to
	Exhibits		Registration or File Number	Form or Report	Date	Exhibit Number

	(18)*	Amendment of By-laws of Helicopter Adventures, Inc., dated March 2, 1988

	(19)*	Certificate of Formation of Bristow U.S. Leasing LLC, dated September 20, 2016

	(20)*	Limited Liability Company Agreement of Bristow U.S. Leasing LLC, dated September 20, 2016

(4)	Instruments defining the rights of security holders including indentures

	(1)	Indenture, dated June 17, 2008, among Bristow Group Inc., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee, relating to the senior debt securities	001-31617	8-K	June 17, 2008	4.1

	(2)	Form of indenture relating to the subordinated debt securities	333-151519	S-3	June 9, 2008	4(2)

(5.1)*	Opinion of Baker Botts L.L.P.

(5.2)*	Opinion of Phelps Dunbar LLP

(5.3)*	Opinion of Davis Wright Tremaine LLP

(12)*	Statement re Computation of Ratios

(23)	(1)†	Consent of KPMG LLP

	(2)*	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

	(3)*	Consent of Phelps Dunbar LLP (included in Exhibit 5.2)

	(4)*	Consent of Davis Wright Tremaine LLP (included in Exhibit 5.3)

(24)*	Power of Attorney

(25)*	Statement of Eligibility of Trustee with respect to the senior debt securities

†	Filed herewith.
*	Previously filed.

We will file as an exhibit to a Current Report on Form 8-K (i) any underwriting, remarketing or agency agreement relating to the securities offered hereby, (ii) the instruments setting forth the terms of any debt securities, preferred stock or warrants, (iii) any additional required opinions of counsel with respect to legality of the securities offered hereby or (iv) any required opinion of our counsel as to certain tax matters relative to the securities offered hereby.

We will file any Statement of Eligibility and Qualification under the Trust Indenture Act of the applicable trustee as a subsequent filing in accordance with Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on July 18, 2017.

BRISTOW GROUP INC.
(Registrant)

By:	/s/ L. Don Miller
L. Don Miller
Senior Vice President and
Chief Financial Officer

BRISTOW ALASKA INC.
(Subsidiary Guarantor)

By:	/s/ Joseph A. Baj
Joseph A. Baj
Vice President and Treasurer

BRISTOW U.S. LLC
(Subsidiary Guarantor)

By:	/s/ Joseph A. Baj
Joseph A. Baj
Manager

BRISTOW HELICOPTERS INC.
(Subsidiary Guarantor)

By:	/s/ Joseph A. Baj
Joseph A. Baj
Vice President and Treasurer

BHNA HOLDINGS INC.
(Subsidiary Guarantor)

By:	/s/ Joseph A. Baj
Joseph A. Baj
Vice President and Treasurer

BRISTOW ACADEMY, INC.
(Subsidiary Guarantor)

By:	/s/ Joseph A. Baj
Joseph A. Baj
Vice President and Treasurer

BRISTOW U.S. LEASING LLC
(Subsidiary Guarantor)

By:	/s/ Joseph A. Baj
Joseph A. Baj
Manager

BRISTOW GROUP INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 18, 2017.

Signature	Title

/s/ Jonathan E. Baliff Jonathan E. Baliff	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ L. Don Miller L. Don Miller	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Brian J. Allman Brian J. Allman	Vice President and Chief Accounting Officer (Principal Accounting Officer)

* Thomas N. Amonett	Director

* Lori A. Gobillot	Director

* Ian A. Godden	Director

* David C. Gompert	Director

* A. William Higgins	Director

* Stephen A. King	Director

* Thomas C. Knudson	Chairman of the Board and Director

* Mathew Masters	Director

* Biggs C. Porter	Director

* Bruce H. Stover	Director

/s/ Joseph A. Baj
* By:	Joseph A. Baj
(Attorney-in-Fact)

BRISTOW ALASKA INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 18, 2017.

Signature	Title

/s/ Joseph A. Baj Joseph A. Baj	Director

/s/ Robert Phillips Robert Phillips	Director

/s/ L. Don Miller L. Don Miller	Director

BRISTOW U.S. LLC

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 18, 2017.

Signature	Title

/s/ Joseph A. Baj Joseph A. Baj	Manager

/s/ Samantha Willenbacher Samantha Willenbacher	Manager

/s/ L. Don Miller L. Don Miller	Manager

BRISTOW HELICOPTERS INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 18, 2017.

Signature	Title

/s/ Joseph A. Baj Joseph A. Baj	Director

/s/ Brian J. Allman Brian J. Allman	Director

/s/ L. Don Miller L. Don Miller	Director

BHNA HOLDINGS INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 18, 2017.

Signature	Title

/s/ Joseph A. Baj Joseph A. Baj	Director

/s/ Brian J. Allman Brian J. Allman	Director

/s/ L. Don Miller L. Don Miller	Director

BRISTOW ACADEMY, INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 18, 2017.

Signature	Title

/s/ Joseph A. Baj Joseph A. Baj	Director

/s/ Robert Phillips Robert Phillips	Director

/s/ Todd A. Smith Todd A. Smith	Director

BRISTOW U.S. LEASING LLC

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 18, 2017.

Signature	Title

/s/ Joseph A. Baj Joseph A. Baj	Manager

/s/ Brian J. Allman Brian J. Allman	Manager

/s/ L. Don Miller L. Don Miller	Manager

EXHIBIT INDEX

			Incorporated by Reference to
	Exhibits		Registration or File Number	Form or Report	Date	Exhibit Number
(3)	Articles of Incorporation and By-laws

	(1)	Delaware Restated Certificate of Incorporation for Bristow Group Inc. dated August 2, 2007	001-31617	10-Q	August 2, 2007	3(1)

	(2)	Amended and Restated By-laws for Bristow Group Inc.	001-31617	8-K	March 10, 2014	3.1

	(3)	Articles of Organization of Air Logistics, L.L.C., dated October 6, 1997	333-107148	S-4	July 18, 2003	3.12

	(4)	Articles of Amendment to Articles of Organization of Air Logistics, L.L.C., dated January 13, 2010 (changing name to Bristow U.S. LLC)	333-183816	S-3	September 11, 2012	3.4

	(5)	Amended and Restated Operating Agreement of Bristow U.S. LLC, dated January 13, 2010	333-183816	S-3	September 11, 2012	3.5

	(6)	Articles of Incorporation of Air Logistics of Alaska, Inc., dated November 29, 1974, as amended	333-107148	S-4	July 18, 2003	3.14

	(7)	Articles of Amendment to Articles of Incorporation of Air Logistics of Alaska, Inc., dated February 8, 2010 (changing name to Bristow Alaska Inc.)	333-183816	S-3	September 11, 2012	3.7

	(8)	Bylaws of Air Logistics of Alaska, Inc., dated January 2, 1975	333-107148	S-4	July 18, 2003	3.15

	(9)	Certificate of Incorporation of Airlog International, Ltd. dated July13, 2002	333-147690	S-4	November 28, 2007	3.7

	(10)	Certificate of Amendment to Certificate of Incorporation of Airlog International, Ltd., dated January 20, 2010 (changing name to Bristow Helicopters Inc.)	333-183816	S-3	September 11, 2012	3.10

	(11)	Bylaws of Bristow Helicopters Inc., dated November 3, 2010	333-206535	S-3	August 24, 2015	3.11

	(12)	Certificate of Incorporation of BHNA Holdings Inc., dated May 23, 2012	333-183816	S-3	September 11, 2012	3.12

	(13)	Bylaws of BHNA Holdings Inc.	333-183816	S-3	September 11, 2012	3.13

	(14)*	Articles of Incorporation of Helicopter Adventures, Inc., dated February 26, 1987

	(15)*	Certificate of Amendment of Articles of Incorporation of Helicopter Adventures, Inc., dated May 6, 1988

	(16)*	Certificate of Amendment of Articles of Incorporation of Helicopter Adventures, Inc., dated April 26, 2007 (changing name to Bristow Academy, Inc.)

	(17)*	Bylaws of Helicopter Adventures, Inc.

	(18)*	Amendment of By-laws of Helicopter Adventures, Inc., dated March 2, 1988

	(19)*	Certificate of Formation of Bristow U.S. Leasing LLC, dated September 20, 2016

Incorporated by Reference to
	Exhibits		Registration or File Number	Form or Report	Date	Exhibit Number

	(20)*	Limited Liability Company Agreement of Bristow U.S. Leasing LLC, dated September 20, 2016

(4)	Instruments defining the rights of security holders including indentures

	(1)	Indenture, dated June 17, 2008, among Bristow Group Inc., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee, relating to the senior debt securities	001-31617	8-K	June 17, 2008	4.1

	(2)	Form of indenture relating to the subordinated debt securities	333-151519	S-3	June 9, 2008	4(2)

(5.1)*	Opinion of Baker Botts L.L.P.

(5.2)*	Opinion of Phelps Dunbar LLP

(5.3)*	Opinion of Davis Wright Tremaine LLP

(12)*	Statement re Computation of Ratios

(23)	(1)†	Consent of KPMG LLP

	(2)*	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

	(3)*	Consent of Phelps Dunbar LLP (included in Exhibit 5.2)

	(4)*	Consent of Davis Wright Tremaine LLP (included in Exhibit 5.3)

(24)*	Power of Attorney

(25)*	Statement of Eligibility of Trustee with respect to the senior debt securities

†	Filed herewith.
*	Previously filed.

We will file as an exhibit to a Current Report on Form 8-K (i) any underwriting, remarketing or agency agreement relating to the securities offered hereby, (ii) the instruments setting forth the terms of any debt securities, preferred stock or warrants, (iii) any additional required opinions of counsel with respect to legality of the securities offered hereby or (iv) any required opinion of our counsel as to certain tax matters relative to the securities offered hereby.

We will file any Statement of Eligibility and Qualification under the Trust Indenture Act of the applicable trustee as a subsequent filing in accordance with Section 305(b)(2) of the Trust Indenture Act.